                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration Statement File No. 333-44873.



Baltimore, Maryland
                                              ARTHUR ANDERSEN LLP
June 23, 1999


                                       38